MEMORIAL FUNDS

                                VALUE EQUITY FUND

                              INSTITUTIONAL SHARES

                         Supplement Dated May 1, 2000 to
                          Prospectus Dated May 1, 2000

        On March 30, 2000, pursuant to a vote of the Board of Trustees of Memorial Funds (the "Trust"), PPM America, Inc. ("PPM") became the sub-adviser to Value Equity Fund (the "Fund") under an interim sub-advisory agreement. Fund shareholders will meet on May 31, 2000 to decide whether to approve an investment sub-advisory agreement between the Trust, Forum Investment Advisors, LLC and PPM (the "PPM Agreement"). If the Fund's shareholders approve the PPM Agreement, PPM will remain the investment sub-adviser to the Fund.


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